SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 9, 1998

                            PEASE OIL AND GAS COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       0-6580             84-0285520
 ---------------------------     -------------------    ------------------
(State or other jurisdiction    (Commission File No.)  (I.R.S. Employer
 of incorporation)                                      Identification No.)



751 Horizon Court, Suite 203, Grand Junction, Colorado           81506-8718
------------------------------------------------------           ----------
     (Address of principal executive offices)                    (Zip Code)


Registrant telephone number including area code:  (970) 245-5917




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Item 5. OTHER EVENTS.

     The date of expiration of Registrant's outstanding Common Stock Purchase Warrants, exercisable at $6.00 per share, and which are publicly traded (Nasdaq Small-Cap Market: WPOGW) is being extended by the Registrant for one additional year. As extended, the warrants will now expire at the close of business August 13, 1999.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as a part of this report.

     (a)  Exhibits.

          Exhibit 10.1. Amendment to Warrant Agency Agreement dated as of March 3, 1998.

          Exhibit 99. Press Release dated March 4, 1998.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 1998

                                           PEASE OIL AND GAS COMPANY


                                            By /s/ Willard H. Pease, Jr.
                                               ---------------------------------
                                               Willard H. Pease, Jr., President





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                                  EXHIBIT INDEX

Exhibit          Description                                            Page No.
-------          -----------                                            -------
10.1             Amendment to Warrant Agency Agreement dated
                 as of March 3, 1998.                                      5

99               Press Release dated March 4, 1998                         7






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